EXHIBIT 24(a)
                                    POWER OF ATTORNEY


          The undersigned, in the capacities indicated below in respect of Central Power and Light Company, (the "Company"), does hereby make, constitute and appoint Robert R. Carey and Melanie J. Richardson, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1993 and any and all amendments thereto, to be filed under the Securities and Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 12th day of January, 1994.




                                           *
                                           Director and/or Officer


Subscribed and sworn to before me this 12th day of January, 1994, by   *     .





                                           Betty Schiro
                                           Notary Public
                                           My Commission Expires: 10-09-94


*Robert R. Carey                       *H. Lee Richards
*Ruben M. Garcia                       *Melanie J. Richardson
*Robert A. McAllen                     *J. Gonzalo Sandoval
*Pete Morales, Jr.                     *David P. Sartin
*S. Loyd Neal, Jr.                     *B. W. Teague
*Jim L. Peterson                       *Gerald E. Vaughn

[DESCRIPTION] EXHIBIT 24(b)
                                                                 EXHIBIT 24(b)

                                    POWER OF ATTORNEY


          The undersigned, in the capacities indicated below in respect of Central Power and Light Company, (the "Company"), does hereby make, constitute and appoint Robert R. Carey and Melanie J. Richardson, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1993 and any and all amendments hereto, to be filed under the Securities and Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

     IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 17th day of January, 1994.




                                           E. R. Brooks
                                           Director


Subscribed and sworn to before me this 17th day of January, 1994, by
E. R. Brooks.





                                           Mary E. Hunt
                                           Notary Public
                                           My Commission Expires: 11-12-96

[DESCRIPTION] EXHIBIT 24(c)
                                                                  EXHIBIT 24(c)
                                    POWER OF ATTORNEY


          The undersigned, in the capacities indicated below in respect of Central Power and Light Company, (the "Company"), does hereby make, constitute and appoint Robert R. Carey and Melanie J. Richardson, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1993 and any and all amendments thereto, to be filed under the Securities and Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and things requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person, and hereby ratifying and confirming all that such attorneys-in-fact and agents, or either of them, may do or cause to be done by virtue of this Power of Attorney.

           IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 10th day of March, 1994.




                                           Harry D. Mattison
                                           Director


Subscribed and sworn to before me this 10th day of March, 1994, by Harry D. Mattison.





                                           L. J. Jimmerson
                                           Notary Public
                                           My Commission Expires: 5-11-96